UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

Envoy Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40133	86-1369123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4875 White Bear Parkway White Bear Lake, MN	55110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 900-3277

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	COCH	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	COCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As used in this Current Report on Form 8-K (this “Current Report”), unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” “Registrant,” “we,” “us” and “our” refer to the entity formerly named Anzu Special Acquisition Corp I, after giving effect to the Business Combination (as defined below), and as renamed Envoy Medical, Inc. Terms used in this Current Report but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) and such definitions are incorporated herein by reference.

As previously announced, on September 29, 2023 (the “Closing Date”), Envoy Medical, Inc. (formerly known as Anzu Special Acquisition Corp I) (prior to consummation of the Business Combination (as defined below), “Anzu” and after consummation of the Business Combination, the “Company”) announced that the business combination (the “Business Combination”) between Anzu and Envoy Medical Corporation (“Envoy”), a Minnesota corporation, was completed on September 29, 2023 pursuant to the Business Combination Agreement, dated as of April 17, 2023 (as amended by Amendment No. 1, dated as of May 12, 2023, and Amendment No. 2, dated as of August 31, 2023) by and among Anzu, Envoy and Envoy Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Anzu (the “Business Combination Agreement”).

At the effective time of the Merger (the “Effective Time”), in accordance with the terms and subject to the conditions of the Business Combination Agreement and as described in the final prospectus and definitive proxy statement of Anzu, dated and filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 14, 2023 (the “Proxy Statement/Prospectus”), the following occurred:

●	each share of Envoy preferred stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time was converted into shares of Envoy’s common stock, par value $0.01 per share (“Envoy Common Stock”);

●	each share of Merger Sub’s common stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time was converted into and exchanged for one share of Envoy Common Stock;

●	each outstanding option to purchase shares of Envoy Common Stock outstanding as of immediately prior to the Effective Time was cancelled in exchange for nominal consideration;

●	each outstanding warrant to purchase shares of Envoy Common Stock outstanding as of immediately prior to the Effective Time automatically, depending on the applicable exercise price, was cancelled or exercised on a net exercise basis and converted into shares of Envoy Common Stock in accordance with its terms;

●	each outstanding Envoy convertible promissory note was automatically converted into shares of Envoy Common Stock in accordance with its terms;

●	each share of Envoy Common Stock issued and outstanding immediately prior the Effective Time was cancelled and converted into the right to receive a number of shares of the Company’s Class A common stock, par value $0.0001 per share (“New Envoy Common Stock”), equal to the Exchange Ratio;

●	the Sponsor forfeited 5,510,000 shares of Anzu’s Class B common stock, par value $0.0001 per share (“Anzu Class B Common Stock”), and all 12,500,000 private placement warrants pursuant to the Sponsor Support Agreement;

●	the Sponsor exchanged 2,500,000 shares of Anzu Class B Common Stock for 2,500,000 shares of the Company’s Series A preferred stock, par value $0.0001 per share (“Series A Preferred Stock”) pursuant to the Sponsor Support Agreement;

●	an aggregate of 2,615,000 shares of Anzu Class B Common Stock held by the Sponsor and Anzu’s former independent directors automatically converted into an equal number of shares of New Envoy Common Stock;

●	pursuant to the Legacy Forward Purchase Agreements and the Extension Support Agreements, the Sponsor transferred an aggregate of 490,000 shares of New Envoy Common Stock to the parties to the Legacy Forward Purchase Agreements and the Extension Support Agreements; and

●	the Company issued an aggregate of 8,512 shares of New Envoy Common Stock as Share Consideration pursuant to the Forward Purchase Agreement.

The Exchange Ratio was calculated in accordance with the Business Combination Agreement and represents the number of shares of New Envoy Common Stock which each share of Envoy Common Stock was converted into the right to receive pursuant to the applicable provisions of the Business Combination Agreement. The Exchange Ratio was equal to 0.063603.

In addition, pursuant to the subscription agreement, dated April 17, 2023 (as amended to date, the “Subscription Agreement”), by and between Anzu and Anzu SPAC GP I LLC (the “Sponsor”), the Company issued, and certain affiliates of the Sponsor purchased, concurrently with the Closing, an aggregate of 1,000,000 shares of Series A Preferred Stock in a private placement (the “PIPE Transaction”) at a price of $10.00 per share for an aggregate purchase price of $10,000,000.

Pursuant to the convertible promissory note, dated April 17, 2023, between Envoy and GAT Funding, LLC (as amended to date, the “Envoy Bridge Note”), the Company issued 1,000,000 shares of Series A Preferred Stock to GAT Funding, LLC concurrently with the Closing.

As of the open of trading on October 2, 2023, the New Envoy Common Stock and warrants of New Envoy began trading on the Nasdaq Capital Market (“Nasdaq”) under the symbols “COCH” and “COCHW,” respectively. The Series A Preferred Stock is not publicly traded and the Company does not intend to apply to list the Series A Preferred Stock on any securities exchange or nationally recognized trading system.

Item 1.01 Entry into a Material Definitive Agreement.

Indemnification Agreements

On September 29, 2023, in connection with the Closing and as contemplated by the Business Combination Agreement, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is filed hereto as Exhibit 10.21 to this Current Report and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On September 29, 2023, in connection with the Closing and as contemplated by the Business Combination Agreement, Anzu, the Sponsor, certain shareholders of Envoy and certain other stockholders of Anzu entered into the Amended and Restated Registration Rights and Lock-Up Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section “The Business Combination Agreement — Related Agreements — Registration Rights Agreement” on page 150 of the Proxy Statement/Prospectus. Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Letter Agreement Amendment

On September 29, 2023, in connection with the Closing and as contemplated by the Business Combination Agreement, Anzu, the Sponsor and Anzu’s officers and directors entered into an amendment (the “Letter Agreement Amendment”) to the letter agreement dated March 1, 2021. The material terms of the Letter Agreement Amendment are described in the section “The Business Combination Agreement — Related Agreements — Letter Agreement Amendment” on page 155 of the Proxy Statement/Prospectus. Such description is qualified in its entirety by the text of the Letter Agreement Amendment, which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On September 27, 2023, the Business Combination was approved by the stockholders of Anzu at a special meeting of the stockholders (the “Special Meeting”).

Consideration Paid to Anzu’s Stockholders in the Business Combination

In connection with the Business Combination, holders of 2,386,294 shares of Anzu Class A Common Stock exercised their right to redeem those shares for cash at an approximate price of $10.46 per share, for an aggregate of approximately $25.0 million, which was paid to such holders on the Closing Date.

Upon completion of the Business Combination, the Sponsor forfeited 8,010,000 shares of Anzu Class B Common Stock pursuant to the terms of the Sponsor Support Agreement, and the remaining 2,615,000 shares of Anzu Class B Common Stock held by the Sponsor and Anzu’s former independent directors converted into shares of Class A Common Stock at the closing of the Business Combination. Following such conversion, the Sponsor transferred an aggregate of 490,000 shares of Class A Common Stock to the parties to the Legacy Forward Purchase Agreements and the Extension Support Agreements. Separately, pursuant to the Sponsor Support Agreement, the Sponsor exchanged 2,500,000 of the Retained Sponsor Shares for shares of Series A Preferred Stock in a private exchange offer.

Consideration Paid to Envoy’s Stockholders in the Business Combination

The consideration paid to shareholders of Envoy in connection with the Business Combination consisted of 14,999,990 shares of Class A Common Stock. The information regarding the Envoy Bridge Note set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

Company Securities Outstanding Following the Business Combination

Immediately after giving effect to the completion of the Business Combination on September 29, 2023, there were outstanding:

●	19,549,982 shares of New Envoy Common Stock;

●	4,500,000 shares of Series A Preferred Stock; and

●	14,166,666 warrants, each exercisable for one share of New Envoy Common Stock at a price of $11.50 per share.

The material terms and conditions of the Business Combination Agreement are described in the section “The Business Combination Agreement” beginning on page 137 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination and the transactions contemplated by the Business Combination Agreement, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this Current Report, including statements as to future results of operations and financial position, revenue and other metrics, products, business strategy and plans, objectives of management for future operations of the Company, market size and growth, competitive position and technological and market trends, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

●	The Company’s performance following the Business Combination;

●	Changes in the market price of shares of New Envoy Common Stock after the Business Combination, which may be affected by factors different from those that affected the price of shares of Anzu Class A Common Stock;

●	Unpredictability in the medical device industry, the regulatory process to approve medical devices, and the clinical development process of Envoy products;

●	Competition in the medical device industry, and the failure to introduce new products and services in a timely manner or at competitive prices to compete successfully against competitors;

●	Disruptions in relationships with Envoy’s suppliers, or disruptions in Envoy’s own production capabilities for some of the key components and materials of its products;

●	Changes in the need for capital and the availability of financing and capital to fund these needs;

●	Envoy’s ability to realize some or all of the anticipated benefits of the Business Combination;

●	Changes in interest rates or rates of inflation;

●	Legal, regulatory and other proceedings could be costly and time-consuming to defend;

●	Changes in applicable laws or regulations, or the application thereof on Envoy;

●	A loss of any of Envoy’s key intellectual property rights or failure to adequately protect intellectual property rights;

●	The Company’s ability to maintain the listing of its securities on Nasdaq following the Business Combination;

●	The effects of catastrophic events, including war, terrorism and other international conflicts; and

●	Other risks and uncertainties indicated in the Proxy Statement/Prospectus, including those set forth under the section entitled “Risk Factors.”

Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.  You should not place undue reliance on these forward-looking statements. The Company does not give any assurance that it will achieve its expected results and does not undertake any duty to update these forward-looking statements, except as required by law.

Business and Facilities

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections entitled “Information About Envoy” beginning on page 188, which is incorporated herein by reference.

The Company’s investor relations website is located at https://investors.envoymedical.com/. The Company uses its investor relations website to post important information for investors, including news releases, analyst presentations, and supplemental financial information, and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website, in addition to following press releases, SEC filings and public conference calls and webcasts. The Company also makes available, free of charge, on its investor relations website under “SEC Filings,” its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

Risk Factors

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 21, which is incorporated herein by reference.

Selected Consolidated Historical Financial and Other Information

Reference is made to the disclosure set forth in Item 9.01(a) of this Current Report concerning the financial information of Anzu and Envoy.

Unaudited Pro Forma Condensed Combined Financial Information

The information set forth in Exhibit 99.1 to this Current Report, which includes the unaudited pro forma condensed combined financial information of the Company and Envoy is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosure about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Envoy Medical Corporation” beginning on page 212, which is incorporated herein by reference.

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth information known by the Company regarding the beneficial ownership of New Envoy Common Stock immediately following the Closing, by:

●	each person or “group” who is known by the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of New Envoy Common Stock;

●	each of the Company’s named executive officers and directors; and

●	all current executive officers and directors, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The information below is based on an aggregate of 19,549,982 shares of New Envoy Common Stock issued and outstanding as of the Closing Date and does not reflect any possible redemptions from funds which acquired New Envoy Common Stock in the public markets and have not yet filed a corresponding Schedule 13G reflecting a change in ownership. In addition, the information below includes shares of New Envoy Common Stock issuable upon conversion of Series A Preferred Stock pursuant to the terms of the Certificate of Designation. Such shares are deemed outstanding for computing the percentage of the person holding such shares, but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	New Envoy Common Stock(2)
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Five percent holders:
Anzu SPAC GP I LLC(3)	5,043,478	22.3%
Named Executive Officers and Directors:
Brent Lucas(4)	118,958	*
David R. Wells	—	—
Charles Brynelsen	—	—
Whitney Haring-Smith(5)	—	—
Susan J. Kantor	25,000	*
Mona Patel	—	—
Janis Smith-Gomez	—	—
Glen A. Taylor(6)	11,159,614	54.7%
All current directors and executive officers as a group (8 persons)	11,303,572	55.4%

*	Represents beneficial ownership of less than 1%.

(1)	Unless otherwise noted, the business address of each of the beneficial owners is c/o Envoy Medical, Inc., 4875 White Bear Pkwy, White Bear Lake, MN 55110.

(2)	Includes shares of New Envoy Common Stock issuable upon conversion of Series A Preferred Stock pursuant to the terms of the Certificate of Designation. Such shares are deemed outstanding for computing the percentage of the person holding such shares, but are not deemed outstanding for computing the percentage of any other person. Shares of Series A Preferred Stock may be converted into shares of New Envoy Common Stock based on a conversion price of $11.50 per share, subject to certain customary adjustments in the event of certain events affecting the price of New Envoy Common Stock. Upon conversion, each share of Series A Preferred Stock will convert into a number of shares of New Envoy Common Stock equal to the quotient of (a) the Original Issuance Price divided by (b) the Conversion Price as of the Conversion Date. See the section in the Proxy Statement/Prospectus entitled “Description of New Envoy Securities — Preferred Stock — Holder Conversion Rights” beginning on page 258.

(3)	Includes (i) 2,000,000 shares of New Envoy Common Stock held by the Sponsor directly upon the Closing Date (1,000,000 of such shares remain unvested and subject to forfeiture and will vest upon the FDA approval of the Acclaim or upon a change of control of New Envoy), (ii) 2,173,913 shares of New Envoy Common Stock issuable upon the conversion of 2,500,000 shares of Series A Preferred Stock received by the Sponsor in a private exchange offer for 2,500,000 shares of Anzu Class B Common Stock and (iii) 869,565 shares of New Envoy Common Stock issuable upon the conversion of 1,000,000 shares of Series A Preferred Stock issued to affiliates of the Sponsor pursuant to the Subscription Agreement. Whitney Haring-Smith, David Seldin and David Michael share voting and investment control over shares held by the Sponsor by virtue of their shared control of the Sponsor. The business address of the Sponsor is 12610 Race Track Road, Suite 250 Tampa, FL 33626.

(4)	Includes (i) 108,451 shares of New Envoy Common Stock held directly by Mr. Lucas, (ii) 1,972 shares of New Envoy Common Stock held by Mr. Lucas’s spouse, (iii) 5,991 shares of New Envoy Common Stock held by the Brent T. Lucas Irrevocable Trust of which Mr. Lucas is a beneficiary and (iv) 2,544 shares of New Envoy Common Stock held by the Brent T. Lucas Family Education Trust of which Mr. Lucas’ children are beneficiaries and Mr. Lucas is a trustee.

(5)	Includes (i) 2,953,607 shares of New Envoy Common Stock held by Mr. Taylor directly, (ii) 2,526,058 shares of New Envoy Common Stock held by Taylor Sports Group of which Mr. Taylor is the owner and chairman, (iii) 4,810,384 shares of New Envoy Common Stock held by GAT Funding, LLC, which Mr. Taylor controls and (iv) 869,565 shares of New Envoy Common Stock issuable upon the conversion of 1,000,000 shares of Series A Preferred Stock issued to GAT Funding, LLC pursuant to the Envoy Medical Bridge Note.

Directors and Executive Officers

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Executive Officers and Directors After the Business Combination“ beginning on page 225, which information is incorporated herein by reference.

Director Independence

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Executive Officers and Directors After the Business Combination —  Director Independence” beginning on page 229, which information is incorporated herein by reference.

Committees of the Board of Directors

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Executive Officers and Directors After the Business Combination — Committees of the New Envoy Board” beginning on page 230, which information is incorporated herein by reference.

Executive Compensation

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Executive and Director Compensation” beginning on page 233, which information is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 240, which information is incorporated herein by reference. The disclosure set forth in the Introductory Note and Item 1.01 of this Current Report under the sections entitled “Amended and Restated Registration Rights and Lock-Up Agreement” and “Letter Agreement Amendment” is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Information About Envoy — Legal Proceedings” beginning on page 211, which information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections entitled “Market Price and Dividend Information” beginning on page 19 and “Description of New Envoy Securities” beginning on page 257, which information is incorporated herein by reference.

As of the open of trading on October 2, 2023, the New Envoy Common Stock and warrants began trading on Nasdaq under the symbols “COCH” and “COCHW,” respectively. The Series A Preferred Stock is not publicly traded and the Company does not intend to apply to list the Series A Preferred Stock on any securities exchange or nationally recognized trading system, including Nasdaq. On the Closing Date, Anzu’s outstanding units separated into their component parts and ceased trading on Nasdaq.

As of the Closing Date, there were 19,549,982 shares of New Envoy Common Stock issued and outstanding held of record by approximately 563 holders (excluding DTC participants or beneficial owners holding shares through nominee names), 4,500,000 shares of Series A Preferred Stock issued and outstanding held of record by four holders and 14,166,666 warrants issued and outstanding, each exercisable for one share of New Envoy Common Stock, at a price of $11.50 per share.

Description of Registrant’s Securities

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Description of New Envoy Securities” beginning on page 257, which information is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Executive Officers and Directors After the Business Combination — Limitation of Liability and Indemnification of Directors and Officers” beginning on page 232, which information is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report under the section entitled “Indemnification Agreements” is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth below in Item 9.01 of this Current Report is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, all of Anzu’s outstanding units separated into their component parts of one share of Anzu Class A Common Stock and one warrant to purchase one share of Anzu Class A Common Stock and Anzu’s units ceased trading on Nasdaq.

Item 3.02 Unregistered Sales of Equity Securities.

On September 29, 2023, in connection with the completion of the Business Combination and as contemplated by the Business Combination Agreement, Subscription Agreement, Sponsor Support Agreement, Envoy Bridge Note and Forward Purchase Agreement, the Company made the following issuances of unregistered securities, as further described in the disclosure set forth in the Introductory Note above:

●	8,512 shares of New Envoy Common Stock to the Seller pursuant to the Forward Purchase Agreement;

●	1,000,000 shares of Series A Preferred Stock to the Sponsor and certain of its affiliates for aggregate consideration of $10,000,000;

●	2,500,000 shares of Series A Preferred Stock to the Sponsor in exchange for 2,500,000 shares of Anzu Class B Common Stock, pursuant to the Sponsor Support Agreement; and

●	1,000,000 shares of Series A Preferred Stock to the holder of the Envoy Bridge Note for aggregate consideration of $10,000,000.

The Company issued the foregoing securities in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof or Regulation D promulgated under the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

At the Special Meeting, Anzu’s stockholders considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 2 — The Charter Proposal” beginning on page 94, and “Proposal No. 3  — Advisory Charter Proposals” beginning on page 96 (together with Proposal No. 2, the “Charter Proposals”), and that information is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the Company adopted the Second Amended and Restated Certificate of Incorporation (as amended and restated, the “Charter”) and amended and restated bylaws (as amended and restated, the “Bylaws”). The Charter became effective upon filing with the Secretary of State of the State of Delaware on September 29, 2023 and includes the amendments proposed by the Charter Proposals.

On the Closing Date, in connection with the consummation of the Business Combination, the Company filed a certificate of designation relating to the Series A Preferred Stock (the “Certificate of Designation”). The Certificate of Designation became effective upon filing with the Secretary of State of the State of Delaware on September 29, 2023.

Pursuant to the Charter and Certificate of Designation, there are 400,000,000 shares of New Envoy Common Stock and 100,000,000 shares of preferred stock authorized, of which 10,000,000 are designated as Series A Preferred Stock. The disclosure set forth in the section entitled “Description of New Envoy Securities” beginning on page 257 of the Proxy Statement/Prospectus is incorporated herein by reference.

The foregoing description of the Charter, Bylaws and Certificate of Designation do not purport to be complete and are qualified in their entirety by the terms of the Charter, Bylaws and Certificate of Designation, which are filed hereto as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report and are incorporated herein by reference.

Item 5.01 Changes in Control of the Registrant.

The information set forth in the sections entitled “Proposal No. 1 — The Business Combination Proposal” beginning on page 93 of the Proxy Statement/Prospectus, “The Business Combination Agreement” beginning on page 137 of the Proxy Statement/Prospectus, under “Introductory Note” and under Item 2.01 in this Current Report is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Officers

On the Closing Date, each of Brent Lucas, Charles Brynelsen, Whitney Haring-Smith, Susan J. Kantor, Mona Patel, Janis Smith-Gomez and Glen A. Taylor were elected as directors of the Company, with Charles Brynelsen appointed as chairman of the board of directors (the “Board”), and Brent Lucas was appointed to serve as the Chief Executive Officer and David R. Wells was appointed to serve as the Chief Financial Officer, in each case, effective upon the completion of the Business Combination. Biographical information with respect to such individuals is set forth in the section entitled “Executive Officers and Directors After the Business Combination” beginning on page 225 of the Proxy Statement/Prospectus and is incorporated herein by reference.

Departure of Directors and Certain Officers

Effective upon the Closing Date, each of Diane Dewbrey, Daniel Hirsch and Priya Cherian Huskins resigned as directors of Anzu, and Charles Brynelsen replaced Whitney Haring-Smith as chairman of the Board, although Dr. Haring-Smith will continue as a director of the Company. Effective upon the Closing Date, each of Whitney Haring-Smith and Daniel Hirsch resigned as executive officers of Anzu.

Envoy Medical, Inc. Equity Incentive Plan

At the Special Meeting, Anzu’s stockholders considered and approved the Envoy Medical, Inc. 2023 Equity Incentive Plan (the “Incentive Plan”). The Incentive Plan had been previously approved, subject to stockholder approval, by the Board on April 17, 2023. The Incentive Plan became effective as of the Closing Date.

The information set forth in the section entitled “Proposal No. 6 — The New Envoy Incentive Plan Proposal” beginning on page 105 of the Proxy Statement/Prospectus is incorporated herein by reference. The foregoing description of the Incentive Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the Incentive Plan, which is filed as Exhibit 10.22 to this Current Report and is incorporated herein by reference.

Envoy Medical, Inc. Employee Stock Purchase Plan

At the Special Meeting, Anzu’s stockholders considered and approved the Envoy Medical, Inc. 2023 Employee Stock Purchase Plan (the “ESPP”). The ESPP had been previously approved, subject to stockholder approval, by the Board on April 17, 2023. The ESPP became effective as of the Closing Date.

The information set forth in the section entitled “Proposal No. 7 — 2023 New Envoy Employee Stock Purchase Plan Proposal” beginning on page 113 of the Proxy Statement/Prospectus is incorporated herein by reference. The foregoing description of the ESPP and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the ESPP, which is filed as Exhibit 10.23 to this Current Report and is incorporated herein by reference.

Compensatory Arrangements for Directors and Executive Officers

The information set forth in the sections entitled “Executive Officers and Directors After the Business Combination — Director Compensation” on page 231 of the Proxy Statement/Prospectus and “Executive and Director Compensation” beginning on page 233 of the Proxy Statement/Prospectus is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. The material terms of the Business Combination are described in the section entitled “The Business Combination Agreement” beginning on page 137 of the Proxy Statement/Prospectus, in the information set forth under “Introductory Note and in the information set forth under Item 2.01 in this Current Report, each of which is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of Envoy as of and for the years ended December 31, 2022 and 2021, the related notes and report of independent registered public accounting firm thereto are set forth in the Proxy Statement/Prospectus beginning on page F-77 and are incorporated herein by reference. The unaudited financial statements of Envoy as of and for the six months ended June 30, 2023 and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-59 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The information set forth in Exhibit 99.1 to this Current Report, which includes the unaudited pro forma condensed combined financial information of the Company as of June 30, 2023 and for the year ended December 31, 2022 and the six months ended June 30, 2023 is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of April 17, 2023, by and among the Company, Merger Sub and Envoy (incorporated by reference to Exhibit 2.1 to Anzu’s Current Report on Form 8-K, filed on April 18, 2023).

2.2	Amendment No. 1 to the Business Combination Agreement, dated May 12, 2023, by and among the Company, Merger Sub and Envoy (incorporated by reference to Exhibit 2.2 to Anzu’s Registration Statement on Form S-4, filed on May 15, 2023).

2.3

Amendment No. 2 to the Business Combination Agreement, dated August 31, 2023, by and among Anzu, Merger Sub and Envoy (incorporated by reference to Exhibit 2.3 to Anzu’s Registration Statement on Form S-4/A, filed on September 1, 2023).

3.1*	Second Amended and Restated Certificate of Incorporation of the Company.

3.2*	Amended and Restated Bylaws of the Company.

3.3*	Certificate of Designation of Series A Preferred Stock of the Company.

4.1

Warrant Agreement, dated March 1, 2021, between Anzu and American Stock Transfer & Trust Company, LLC, as warrant agent (incorporated by reference to Exhibit 10.1 to Anzu’s Current Report on Form 8-K, filed on March 4, 2021).

10.1

Letter Agreement, dated March 1, 2021, among Anzu, the Sponsor and Anzu’s officers and directors (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on March 4, 2021).

10.2*	Amendment to Letter Agreement, dated September 29, 2023, by and among Anzu, the Sponsor and Anzu’s officers and directors.

10.3*	Amended and Restated Registration Rights Agreement, dated September 29, 2023, by and among Anzu Special Acquisition Corp I, Anzu SPAC GP I LLC and certain stockholders.

10.4	Subscription Agreement, dated as of April 17, 2023 (incorporated by reference to Exhibit 10.1 to Anzu’s Current Report on Form 8-K filed on April 18, 2023).

10.5

Amendment No. 1 to the Subscription Agreement, dated May 12, 2023, by and among Anzu Special Acquisition Corp I and Anzu SPAC GP I LLC (incorporated by reference to Exhibit 10.14 to Anzu’s Registration Statement on Form S-4, filed on May 12, 2023).

10.6	Sponsor Support and Forfeiture Agreement, dated as of April 17, 2023 (incorporated by reference to Exhibit 10.2 to Anzu’s Current Report on Form 8-K filed on April 18, 2023).

10.7	Form of Shareholder Support Agreement, dated as of April 17, 2023 (incorporated by reference to Exhibit 10.3 to Anzu’s Current Report on Form 8-K filed on April 18, 2023).

10.8	Forward Purchase Agreement, dated as of April 17, 2023 (incorporated by reference to Exhibit 10.4 to Anzu’s Current Report on Form 8-K filed on April 18, 2023).

10.9

Convertible Promissory Note, dated April 17, 2023, by and between Envoy Medical Corporation and GAT Funding, LLC (incorporated by reference to Exhibit 10.19 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.10

Fourth Amended and Restated Promissory Note, dated July 15, 2022, by and between Envoy Medical Corporation and GAT Funding, LLC (incorporated by reference to Exhibit 10.20 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.11

Third Amended and Restated Credit Agreement, dated July 15, 2022, by and between Envoy Medical Corporation and GAT Funding, LLC (incorporated by reference to Exhibit 10.21 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.12

Third Amended and Restated Convertible Promissory Note, dated May 31, 2019, by and between Envoy Medical Corporation and Allen Lenzmeier Revocable Trust (incorporated by reference to Exhibit 10.22 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.13

Third Amended and Restated Convertible Promissory Note, dated May 31, 2019, by and between Envoy Medical Corporation and CBR Holdings, LLC (incorporated by reference to Exhibit 10.23 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.14

Convertible Note Amendment Agreement, dated April 17, 2023, by and between Envoy Medical Corporation and GAT Funding, LLC (incorporated by reference to Exhibit 10.24 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.15

Convertible Note Amendment Agreement, dated April 17, 2023, by and between Envoy Medical Corporation and Allen Lenzmeier Revocable Trust (incorporated by reference to Exhibit 10.25 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.16

Convertible Note Amendment Agreement, dated April 17, 2023, by and between Envoy Medical Corporation and CBR Holdings, LLC (incorporated by reference to Exhibit 10.26 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.17	Amendment No. 1 to Forward Purchase Agreement, dated as of May 25, 2023 (incorporated by reference to Exhibit 10.27 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.18

Amendment No. 2 to the Subscription Agreement, dated August 23, 2023, by and among Anzu Special Acquisition Corp I and Anzu SPAC GP I LLC (incorporated by reference to Exhibit 10.28 to Anzu’s Registration Statement on Form S-4/A, filed on September 12, 2023).

10.19

Amendment No. 1 to Convertible Promissory Note, dated August 23, 2023, by and between Envoy Medical Corporation and GAT Funding, LLC (incorporated by reference to Exhibit 10.29 to Anzu’s Registration Statement on Form S-4/A, filed on September 1, 2023).

10.20

Amendment No. 1 to Sponsor Support and Forfeiture Agreement, dated August 31, 2023 (incorporated by reference to Exhibit 10.30 to Anzu’s Registration Statement on Form S-4/A, filed on September 1, 2023).

10.21*	Form of Envoy Medical, Inc. Indemnification Agreement.

10.22*#	Envoy Medical, Inc. Equity Incentive Plan.

10.23*#	Envoy Medical, Inc. Employee Stock Purchase Plan.

10.24*	Amendment No. 2 to Forward Purchase Agreement, dated as of September 28, 2023.

21.1*	List of subsidiaries.

99.1*	Unaudited pro forma condensed combined financial information of the Company as of June 30, 2023 and for the year ended December 31, 2022 and for the six months ended June 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) or Item 601(b)(10)(iv), as applicable, of Regulation S-K. The Registrant agrees to furnish supplemental copies of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

*	Filed or furnished herewith.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2023

Envoy Medical, Inc.

By:	/s/ Brent Lucas
Brent Lucas Chief Executive Officer